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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 5, 2007


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                    001-32293                   06-0974148
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference as exhibits to the Registration Statement on Form S-3 (File No. 333-137215) which became automatically effective on September 8, 2006 and Product Supplement SP-2 (File No. 333-137215) which became automatically effective on August 6, 2007 (collectively, the "Registration Statement").

         (c) Exhibits



     EXHIBIT
      NUMBER                     DESCRIPTION
      ------                     -----------
Exhibit 5.1               Opinion of Counsel of Hartford Life Insurance Company.

Consent 23.1              Consent of Counsel of Hartford Life Insurance Company
                          (included in Exhibit 5.1).


                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                            HARTFORD LIFE INSURANCE COMPANY
                                            (REGISTRANT)



DATE:  SEPTEMBER 5, 2007                    BY:/S/ JEFFREY L. JOHNSON
                                            ------------------------------
                                            Name:    Jeffrey L. Johnson
                                            Title:   Assistant Vice President




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                                  EXHIBIT INDEX



     EXHIBIT
      NUMBER                            DESCRIPTION
     ------                            -----------
Exhibit 5.1               Opinion of Counsel of Hartford Life Insurance Company.

Consent 23.1              Consent of Counsel of Hartford Life Insurance Company
                          (included in Exhibit 5.1).